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        THOMSON STREETEVENTS(SM)

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        VION - VION PHARMACEUTICALS CONFERENCE CALL

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        EVENT DATE/TIME: JAN. 31. 2006 / 8:45AM ET

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JAN. 31. 2006 / 8:45AM, VION - VION PHARMACEUTICALS CONFERENCE CALL
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CORPORATE PARTICIPANTS

ALAN KESSMAN
Vion Pharmaceuticals, Inc. - CEO

ANN CAHILL
Vion Pharmaceuticals, Inc. - VP, Clinical Development

CONFERENCE CALL PARTICIPANTS

CORY KASIMOV
Oppenheimer & Co. - Analyst

REN BENJAMIN
Rodman & Renshaw - Analyst

BRET HOLLEY
CIBC World Markets - Analyst

JOSEPH SCHWARTZ
Leerink Swann - Analyst

WAYNE ROTHBAUM
Quogue Capital - Analyst

SHEKHAR BASU
Basu Capital Management - Analyst

VINCENT ATA
Tocany Capital - Analyst

DAVID GARRETT
Fortis - Analyst

PRESENTATION

OPERATOR

Good day, ladies and gentlemen, and welcome to the Vion Pharmaceuticals'
conference call. My name is Anthony and I will be your coordinator for today. At this time, all participants are in listen-only mode. We will conduct a question and answer session towards the end of this conference. (OPERATOR INSTRUCTIONS).

Before we begin, I would like to read the Company's Safe Harbor statement.
Statements made on this conference call are forward-looking statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation
Reform Act of 1995. Forward-looking statements regarding the Company's future business prospects, plans, objectives, expectations and intentions are subject to certain risks, including Vion's ability to secure external sources or funding to continue its operation; the inability to access capital and funding on favorable terms; continued operating losses and the inability to continue operations as a result; its dependence on regulatory approval for its products;
delayed or unfavorable results of drug trials; the possibility that favorable results of earlier critical trials are not predictive of safety and efficacy results and later clinical trials; the need for additional research; and testing and a variety of other risks contained in the Company's statements filed with the Securities and Exchange Commission on Form 10-K and 10-Q. I would now like to turn the presentation over to your host for today's call, Mr. Alan Kessman,
CEO. Please proceed, sir.

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JAN. 31. 2006 / 8:45AM, VION - VION PHARMACEUTICALS CONFERENCE CALL
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ALAN KESSMAN - Vion Pharmaceuticals, Inc. - CEO

Thank you, operator, and good morning, everyone. Thank you for participating in
Vion Pharmaceuticals' conference call today. The purpose of this call is to provide you with an update on our clinical program for Cloretazine(r), especially with respect to an additional pivotal trial that we're going to conduct in acute myelogenous leukemia.

With me today on the phone are Howard Johnson, our President and CFO; Ann
Cahill, our VP of Clinical Development; and Meghan Fitzgerald, our new Chief
Business Officer.

As you know, Cloretazine(r) is our lead anticancer agent. It is a novel alkylating agent, licensed from the lab of Dr. Alan Sartorelli of Yale
University. Dr. Sartorelli, who is a member of our Board of Directors, was formerly head of the Yale Cancer Center and as a distinguished cancer pharmacologists as a result of a long career, discovered new compounds for the treatment of cancer.

Vion licensed Cloretazine(r) from Yale in 1994 and took it into the clinic in
2001 [corrected after call]. Since then, we have conducted four Phase I trials, two in solid tumors and two in hematologic malignancies; and a large Phase II trial in acute myelogenous leukemia and myelodysplastic syndromes. In AML, we currently have ongoing a Phase III trial in combination with Ara-C and the recently amended single agent Phase II trial.

In other indications, we have Phase II trials ongoing, evaluating Cloretazine(r)
as a single agent in adult brain tumors and small cell lung cancer and Phase I trials evaluating Cloretazine(r) as a single agent in chronic lymphocytic leukemia and pediatric brain tumors. We also have a Phase I trial ongoing in combination with temozolomide in advanced hematologic malignancies.

Data from all of the Phase I and Phase II trials should become available over the next year. Clearly, Vion has an active and broad clinical program for
Cloretazine(r). Based on our Phase I program, we have focused our registration efforts to date for Cloretazine(r) in the treatment of acute myelogenous leukemia or AML.

Our Phase III trial in relapsed AML was initiated in March of 2005. The trial design is a 2-to-1 randomization evaluating Cloretazine(r) in combination with
Ara-C versus Ara-C and placebo. It is focused on patients of any age with AML, who have relapsed after an initial remission of more than three months but less than 24 months. The trial is designed to accrue 420 patients over 30 months.

We have informed you in the past that the trial is up and running in over 50 sites in North America and Europe. There is a mid-term evaluation of the trial planned after 210 patients have been accrued and evaluated for response. Based on our accrual projections, we expect this milestone to be reached in the fourth quarter of 2006. We also continue to expect to complete the accrual for this trial in the third quarter of 2007.

Additionally, we recently met with the FDA to discuss our registration plans for
Cloretazine(r) in a second AML indication and the result of our Phase II trial,
CLI 033 in AML and high risk myelodysplastic syndromes.

Stratum A of CLI 033 is targeted at patients over the age of 60 with previously untreated AML and high risk MDS. In this stratum, a response rate to find a CR plus CRP of 31% was achieved in the 107 patients treated. Safety data from this trial continues to demonstrate that Cloretazine(r) has relatively few nonhematologic side effects.

Last fall, based largely upon data from CLI 033, Vion received a fast-track designation from the FDA for Cloretazine(r) in the treatment of elderly, poor risk AML. The treatment of elderly poor risk AML, which is AML associated with certain risk factors that make patients less likely to respond to or tolerate currently available treatment, is acknowledged by the FDA to be an unmet medical need.

We spent a lot of time last year evaluating the group of patients on Stratum A of CLI 033, patient by patient and have published data, most recently in two posters at the American Society of Hematology annual meeting in December, characterizing the patients that were treated on that trial and establishing that they were indeed a poor risk group of patients.

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Our recent meeting with the FDA focused on the definition of an elderly, poor risk AML population and our plans to conduct an additional Phase II pivotal trial in those patients. It is now our plan to open an additional Phase II single arm trial, called CLI 043, in elderly, de novo, poor risk AML patients as soon as possible. Elderly, de novo, poor risk AML patients are those elderly, poor risk AML patients whose leukemia has not evolved from a prior myelodysplastic syndrome. After reviewing our data from CLI 033 and de novo AML patients, we have concluded that this subgroup responds very well to
Cloretazine(r) with an acceptable safety profile and will support a new registration pathway for Cloretazine(r).

In CLI 033, we have reported a response rate of 49% in 45 patients with de novo
AML. We will initiate CLI 043 in at least 20 centers in North America and internationally as soon as possible. The trial is designed to accrue 85 patients and we believe that we can accrue these patients rapidly.

We know the investment community will want to know further details on the protocol and design of this trial and we will be releasing additional information once the trial starts. The opportunity to add an additional potential registration pathway for Cloretazine(r) in elderly, de novo, poor risk
AML to complement our ongoing Phase III trial in relapsed AML, is very exciting for us. The strategic implication for this trial is significant in that it provides an additional registration pathway for Cloretazine(r), which may allow the product to be on the market sooner, perhaps three to nine months ahead of the relapsed AML indication.

If our pivotal trials are successful and if we can achieve registration for
Cloretazine(r) for the treatment of AML, we believe that the drug has the potential to be widely used in these indications. We also believe that
Cloretazine(r) has utility for the treatment of high risk MDS and other hematologic malignancies. And we intend to continue to explore clinical evaluation in these areas. The brain tumor trials and our small cell lung cancer trials are expected to give us an idea of what the opportunities can be in solid tumors as well.

Operator, we're now ready to take questions.

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QUESTIONS AND ANSWERS

OPERATOR

(OPERATOR INSTRUCTIONS). Cory Kasimov, Oppenheimer.

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CORY KASIMOV - Oppenheimer & Co. - Analyst

Good morning, guys. Thanks for taking the question. A few of them here for you.
First of all, I don't know if you can comment on this yet or not, but can you any details at all in terms of the efficacy hurdle? I know you had a 49%
response rate within this patient subgroup in Stratum A. I'm assuming that the hurdle you would need for approval based off this study is nowhere near that 49%
of. Can you provide any clarity on that?

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ALAN KESSMAN - Vion Pharmaceuticals, Inc. - CEO

I would say this, Cory, that your latter assumption is correct that we certainly would like to have a hurdle rate and believe that a hurdle rate less than 49% is appropriate, but I would prefer not to get into the detail at this point for a number of reasons. One, we still have discussions that we have to have, as you know, with various IRBs to get approval from the sites and from a competitive standpoint, I think it would behoove us to wait until the trial starts before we release that information.

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JAN. 31. 2006 / 8:45AM, VION - VION PHARMACEUTICALS CONFERENCE CALL
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CORY KASIMOV - Oppenheimer & Co. - Analyst

Fair enough. Next question is with regard to enrollment, and you said you think that this trial can accrue rapidly. And I would agree with that. In trying to pin you down a little bit here, the first Phase II study, that Stratum A, that enrolled 107 patients in less than 12 months with really no supportive data other than some small Phase I trial. Again, a safe assumption here to think that when you say rapidly, you expect this to be significantly faster than the prior
Phase II?

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ALAN KESSMAN - Vion Pharmaceuticals, Inc. - CEO

Well, I don't want to duel with you on the word significantly --

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CORY KASIMOV - Oppenheimer & Co. - Analyst

Well, I'll say faster; drop the word significantly, just faster than the prior
Phase II.

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ALAN KESSMAN - Vion Pharmaceuticals, Inc. - CEO

Let me take the reverse position. Certainly, no worse.

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CORY KASIMOV - Oppenheimer & Co. - Analyst

Okay, thanks, again fair enough. And then finally, in terms of the market, when you talk about de novo elderly AML patients, what percentage of these elderly diagnosed patients with AML are typically de novo versus those that had pre-existing MDS?

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ANN CAHILL - Vion Pharmaceuticals, Inc. - VP, Clinical Development

Cory, this is Ann Cahill. We are going to use the definition of a previously diagnosed antecedent MDS. The majority of patients over the median age of 65 will have a de novo AML. I can't give you an exact percentage because it's not quoted depending on cytogenetics abnormality. But it will be the majority of patients with AML over the age of 60, 65.

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CORY KASIMOV - Oppenheimer & Co. - Analyst

One last quick question, actually. Patient follow-up in this study -- how long do you have to follow these patients following accrual and treatment?

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ANN CAHILL - Vion Pharmaceuticals, Inc. - VP, Clinical Development

Given the primary end point, which we're not going to discuss on today's call, the primary end point will determine how long the patients are followed. But in any Phase II trial, you need an aggregate of a number of events to occur to the patients on the trial. So, I think it would be reasonable to say that it has to do with response of the patients to the agent and how those patients fare over a median duration or survival time. So we're talking months, not years.

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OPERATOR

Ren Benjamin, Rodman & Renshaw.

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JAN. 31. 2006 / 8:45AM, VION - VION PHARMACEUTICALS CONFERENCE CALL
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REN BENJAMIN - Rodman & Renshaw - Analyst

I have never seen my name butchered so much. Thank you for taking the call and a couple of questions. primarily related to timing again. You said as soon as possible. Is that a first-quarter event, second-quarter event? What is holding you back from starting let's say in a week? Is it just IRBs? Is there more negotiations with the FDA? Can you give us some more clarity on that?

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ALAN KESSMAN - Vion Pharmaceuticals, Inc. - CEO

It's not negotiations with the FDA. We are basically finishing the protocol let's just say at this week and then basically starting February 1st, Ann and her team will be moving toward site visits and site discussions and moving to the IRBs. You know, IRBs, we don't set the dates unfortunately for when they meet. In the past, typical time periods -- it takes anywhere from three to five months to get through various sites. And so that's really -- it's not us, it's just rate limiting by the sites.

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REN BENJAMIN - Rodman & Renshaw - Analyst

Do you think that -- will you be running this trial at any of the sites that are already up and running for the other Cloretazine(r) trials?

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ANN CAHILL - Vion Pharmaceuticals, Inc. - VP, Clinical Development

It is likely that we will use some of their sites.

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REN BENJAMIN - Rodman & Renshaw - Analyst

So it's safe to assume that the IRB process will be faster there?

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ALAN KESSMAN - Vion Pharmaceuticals, Inc. - CEO

We assume that there may be less questions but you still have to go through the process.

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REN BENJAMIN - Rodman & Renshaw - Analyst

Fair enough.

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ALAN KESSMAN - Vion Pharmaceuticals, Inc. - CEO

The process, unfortunately, is the process. It is a new trial and it has to be presented to the IRBs and it's all -- sometimes these IRBs meet once a month and it's a question of whether everything gets there and everybody is -- you can get on the agenda. But we are -- we will be moving as expeditiously as possible.

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REN BENJAMIN - Rodman & Renshaw - Analyst

Can you characterize for us a little bit as to how the discussions with the FDA went? Because it seems like there were a couple of options that could have happened. Maybe the FDA buys into the argument right away and shoot for accelerated approval. One of the other options that was being toyed around was the expansion of the Phase II trial, which you guys have already started doing, and the then filing based on that. And then of course the third option was this trial. Obviously, you settled on the third option but can you characterize a little bit the discussions with the FDA?

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JAN. 31. 2006 / 8:45AM, VION - VION PHARMACEUTICALS CONFERENCE CALL
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ALAN KESSMAN - Vion Pharmaceuticals, Inc. - CEO

I will just try to characterize it in general terms because you know we don't like -- it's not our policy to talk about specific conversations. I would say that we found them supportive, cooperative and advisory.

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REN BENJAMIN - Rodman & Renshaw - Analyst

Were there any big issues regarding this patient population? Did they hesitate in defining this patient population? Did you learn anything new that you will employ in this upcoming trial regarding this patient population and defining them?

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ANN CAHILL - Vion Pharmaceuticals, Inc. - VP, Clinical Development

Yes, this is Ann. I think number one, we found a great deal of overlap on the protocol in the definition of poor risk. Of course, that was not an entire surprise to us because we had a fast track designation last fall in this area.
So we were pleased with the tone of the discussion and the overlap on the definition.

As you know, it has been an area of some fog in the past. And I think I can characterize the discussion as shedding a lot of light on that and having some influence on how we thought about approaching the protocol.

And I also have to say that given that we were interested in a de novo set of patients, we're going from 033 with a set of 45 patients. Even with the impressive activity on the trial, I don't think we thought it was realistic that the FDA would take a set of 45 previously untreated patients rapidly to approval on their own. So, we were quite prepared with the detailed protocol and discussion when we went in.

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REN BENJAMIN - Rodman & Renshaw - Analyst

Great. What's happening with the expanded Phase II trial right now?

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ANN CAHILL - Vion Pharmaceuticals, Inc. - VP, Clinical Development

As you know, we discussed with everyone that we were going to keep Stratum A open to collect pharmacokinetic data on this specific subpopulation of patients.
When you are going to focus on an elderly population, it raises some questions about how the drug is metabolized and handled in that population. That was the purpose of that extension. I think that this trial will dovetail nicely with this subset of sites that were on the expanded 033.

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REN BENJAMIN - Rodman & Renshaw - Analyst

Switching gears slightly to the ongoing Phase III trial, one of the milestones or potential events that we might see is the potential to report a futility analysis in the second half of this year. Is this still on track or is that still part of the game plan?

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ALAN KESSMAN - Vion Pharmaceuticals, Inc. - CEO

Yes.

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JAN. 31. 2006 / 8:45AM, VION - VION PHARMACEUTICALS CONFERENCE CALL
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REN BENJAMIN - Rodman & Renshaw - Analyst

And then switching gears yet again, the filing of an IND for KS119, is that still on track for the first half of this year?

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ALAN KESSMAN - Vion Pharmaceuticals, Inc. - CEO

Yes.

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OPERATOR

Bret Holley, CIBC.

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BRET HOLLEY - CIBC World Markets - Analyst

Yes, I've got a question regarding the discussion around the possibility of a comparative arm in this trial. I mean, is this patient population that typically gets low dose Ara-C and what was the FDA's attitude about a single arm versus potentially comparative trial here?

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ANN CAHILL - Vion Pharmaceuticals, Inc. - VP, Clinical Development

Well, we knew before we went to the FDA that the Phase III is always what regulators will tell you will identify and isolate the safety and activity of an agent. We felt actually pretty prepared that our first relapse trial was going to do that in that indication. So that's the first and most important byproduct of a Phase III randomized trial. When you look at a subset of patients for which there is no standard, that's not possible. It's just not a feasible option. So I think that given that a Phase III trial of Cloretazine(r) in a related if not exact indication exists, with the fact that there is no standard for this subset of patients, probably paved the way for the overlap we had in our end of Phase
II discussion.

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BRET HOLLEY - CIBC World Markets - Analyst

So these patients typically don't get low-dose Ara-C in the U.S.?

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ALAN KESSMAN - Vion Pharmaceuticals, Inc. - CEO

No, they don't get standard chemo in the U.S. but basically because of their poor risk, they cannot accept the toxicity associated with standard chemo.

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BRET HOLLEY - CIBC World Markets - Analyst

Would a trial comparing this population versus best supportive care be ethical for enrollment?

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ANN CAHILL - Vion Pharmaceuticals, Inc. - VP, Clinical Development

That was certainly part of the discussion and what we have heard back from investigators. We just have a publication with a 49% response rate and a subset of de novo elderly patients. These patients may not get 3 plus 7 but they are responding impressively to single agent Cloretazine(r). So it is an option to people who aren't considering or appropriate for best supportive care, i.e. no therapy or kind of a dose attenuated palliation.

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JAN. 31. 2006 / 8:45AM, VION - VION PHARMACEUTICALS CONFERENCE CALL
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BRET HOLLEY - CIBC World Markets - Analyst

Thanks, again.

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OPERATOR

(OPERATOR INSTRUCTIONS). Joseph Schwartz, Leerink Swann.

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JOSEPH SCHWARTZ - Leerink Swann - Analyst

Hi, thanks for taking the question and hosting the call as well. I was wondering if you could just clarify for us the fast-track status that you already have in elderly poor risk AML. Does that apply or does it not apply to these patients who are de novo, elderly, poor risk AML?

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ANN CAHILL - Vion Pharmaceuticals, Inc. - VP, Clinical Development

Apply.

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JOSEPH SCHWARTZ - Leerink Swann - Analyst

Did the patient population that we're looking at going forward, how does that patient population compare exactly to those who were enrolled in the Stratum A of the prior Phase II?

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ANN CAHILL - Vion Pharmaceuticals, Inc. - VP, Clinical Development

I believe, well, could you restate the question for me? Sorry.

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JOSEPH SCHWARTZ - Leerink Swann - Analyst

I believe there were a number of subgroups enrolled in the prior Stratum A and
I'm just trying to understand exactly, for example, does the continuation of accrual in the Stratum A help or does it potentially compete for patients in this trial?

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ANN CAHILL - Vion Pharmaceuticals, Inc. - VP, Clinical Development

Sorry, now I understand. Yes, that subset was included in CLI 033 and was approximately 45 of the 107 patients.

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JOSEPH SCHWARTZ - Leerink Swann - Analyst

Just remind us, is that accrual -- is that still continuing and to what extent is that?

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ANN CAHILL - Vion Pharmaceuticals, Inc. - VP, Clinical Development

That study is just open for a few more patients for the primary purpose of pharmacokinetic analysis.

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JAN. 31. 2006 / 8:45AM, VION - VION PHARMACEUTICALS CONFERENCE CALL
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ALAN KESSMAN - Vion Pharmaceuticals, Inc. - CEO

But if a similar site is on 043, we will not compete with the two trials. We will stop the extension of 033 at that particular site. So we will not compete against ourselves for patients.

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JOSEPH SCHWARTZ - Leerink Swann - Analyst

I understand then you need to reopen IRB discussions and start over again?

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ALAN KESSMAN - Vion Pharmaceuticals, Inc. - CEO

Basically, yes. Not totally open some of these sites but you do have to start
IRB discussions, yes.

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OPERATOR

Wayne Rothbaum, Quogue Capital.

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WAYNE ROTHBAUM - Quogue Capital - Analyst

My question has actually been answered. Thank you.

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OPERATOR

Shekhar Basu, Basu (technical difficulty).

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SHEKHAR BASU - Basu Capital Management - Analyst

Thank you. In the disease like AML where Ara-C and other drugs are active, how did you convince the FDA and what would the FDA criteria be to ensure the definition of poor risk would not have a problem like Johnson & Johnson had last year with their enrollment, and then we have to prove to the FDA that Ara-C indeed could not be given to these patients?

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ANN CAHILL - Vion Pharmaceuticals, Inc. - VP, Clinical Development

Let me take those in two points. Number one, we have worked very hard on defining a patient population in elderly poor risk. As a result, the other work done in this on field number one, as you point out. But number two, based on the fact that the pharmaco-economic study suggests that 60 to 70% of these patients aren't even treated. So although we consider 3 plus 7 a standard therapy for younger AML patients and some older patients, the weight of evidence is that these patients have no therapy options available to them.

So number one, I would say that the reflex consideration are our patients --
eligible and appropriate for aggressive cytotoxic chemotherapy. If they are not and we come with evidence of efficacy and tolerability, I think we expected and we're pleased in the overlap in our end of Phase II discussion with the FDA, on both the identification of the patient population and the appropriateness of a single arm study in that population.

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JAN. 31. 2006 / 8:45AM, VION - VION PHARMACEUTICALS CONFERENCE CALL
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ALAN KESSMAN - Vion Pharmaceuticals, Inc. - CEO

This is Alan, just to answer a little clearly on that question. I think I know where you are headed on this and we will, to the best of our abilities, try and will and have in our discussions internally in the protocol, tighten down on the definition of the elderly, poor risk AML so that we believe that we will not fall to the danger of having patients on this trial, who otherwise would have been eligible for standard chemo. So we expect to have a tighter definition, which I am not -- we are not going to share at this point for competitive reasons.

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SHEKHAR BASU - Basu Capital Management - Analyst

I understand. So would you have an independent investigator group outside of the enrollment physician who will corroborate this patient indeed is not eligible for Ara-C and therefore would indeed not be treated and left alone, therefore be eligible for Cloretazine(r)? Is that how you are going to be considering the definition of poor risk and untreatable?

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ANN CAHILL - Vion Pharmaceuticals, Inc. - VP, Clinical Development

No, we won't have an independent group for the reason that that is still a subjective decision, and we mean to make the eligibility criteria more objective than that. Sometimes appropriateness of 3 plus 7 is in the eyes of the beholder and we didn't think nor did the FDA suggest investigator review would shed any light on that.

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SHEKHAR BASU - Basu Capital Management - Analyst

Okay, but you have a way to indicate to the FDA further that Ara-C and other drugs would be inappropriate for this patient population? That's easily definable, is it?

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ALAN KESSMAN - Vion Pharmaceuticals, Inc. - CEO

It's not necessarily easily definable, but we are attempting to be, as Ann said, as specific with objective indices versus subjective indices.

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OPERATOR

Vincent Ata - Tocany Capital.

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VINCENT ATA - Tocany Capital - Analyst

Hi, thank you very much for taking the question and holding the call. I apologize, I joined the call slightly late but I don't know if you mentioned this at the beginning of your prepared remarks. But I was wondering if this new strategy involving this Phase II trial was subject to an FDA SPA?

--------------------------------------------------------------------------------

ANN CAHILL - Vion Pharmaceuticals, Inc. - VP, Clinical Development

Well, what I meant was that we had a great deal of overlap on the protocol in the definition of poor risk. It is not clear that there are remaining issues which would be clarified by the SPA process.

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                                                               FINAL TRANSCRIPT
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JAN. 31. 2006 / 8:45AM, VION - VION PHARMACEUTICALS CONFERENCE CALL
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VINCENT ATA - Tocany Capital - Analyst

I was also wondering if you could comment to what length the issue of duration of response came up in your discussions for using response rate as an end point?

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ANN CAHILL - Vion Pharmaceuticals, Inc. - VP, Clinical Development

Well, I didn't actually discuss the specific end point. But we know from our conversations with the FDA on the Phase III and the Phase II and from reading the literature that on leukemia-free survival, overall survival, the durability of a response for those patients that do respond are always going to be considered by the FDA, whether it's a primary objective, a secondary objective, a matter of ODAC review. It really means, at the end of the day, we're going to report on response and the length of those responses and the impact on survival.

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OPERATOR

(OPERATOR INSTRUCTIONS). Cory Kasimov.

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CORY KASIMOV - Oppenheimer & Co. - Analyst

Thanks for taking the follow-up. I was just wondering, following up on Vince's question, if you have data or if you can share with us data, regarding the duration of response for the 49% responders in the de novo subgroup in Stratum A from the 033 trial?

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ANN CAHILL - Vion Pharmaceuticals, Inc. - VP, Clinical Development

I want to quote to you the last public number on the duration but I don't have it in front of me.

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ALAN KESSMAN - Vion Pharmaceuticals, Inc. - CEO

The 82 days was overall. You're asking for specific just for the --

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CORY KASIMOV - Oppenheimer & Co. - Analyst

Specifically for the de novo patient population that will be in the study.

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ALAN KESSMAN - Vion Pharmaceuticals, Inc. - CEO

We do not have that at this time.

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OPERATOR

David Garrett from Fortis.

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DAVID GARRETT - Fortis - Analyst

Good morning. I was hoping you could give me a little more color on your discussions with the FDA around the high risk MDS group, if you had any? Thank you.

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                                                               FINAL TRANSCRIPT
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JAN. 31. 2006 / 8:45AM, VION - VION PHARMACEUTICALS CONFERENCE CALL
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ANN CAHILL - Vion Pharmaceuticals, Inc. - VP, Clinical Development

It wasn't part of the end of Phase II discussion.

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OPERATOR

Mr. Kessman, we have no further questions. I'll turn it back to you for closing remarks.

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ALAN KESSMAN - Vion Pharmaceuticals, Inc. - CEO

Thank you very much. I want to thank you all very much for participating on the call. I hope our excitement and sort of upward feeling about this trial has come through on this conference call because we here at Vion think that this is a major significant event for us and we are looking forward to executing and bringing this trial home, doing it quickly with the potential of getting on the market sooner which is also a very exciting opportunity for us. So thank you very much and we will keep you updated as we move through this process. Thank you.

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OPERATOR

Thank you for your participation on today's conference. This concludes the presentation. You may now disconnect. Everyone, have a wonderful day.

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